                                                                    Exhibit 24.b

                             Certificate of Counsel

The undersigned, John Davidson, as European Counsel of Crown Holdings Inc., hereby certifies that:


         1. attached hereto is a true, correct and complete copy of the resolutions duly adopted by the Board of Directors of the Companies (the "Companies") listed in Annex B, authorizing the Companies to execute, deliver and perform Powers of Attorney pursuant to the requirements of a Form S-4 Registration Statement filed by Crown Holdings, Inc. and executed by and on behalf of the Companies;

         2. the resolutions of the Board of Directors of the Companies referred to in paragraph 1 above were duly adopted under the relevant laws and regulations of the country of their domicile, and such resolutions have not been amended, modified or rescinded and remain in full force and effect.

         IN WITNESS WHEREOF, the undersigned has, as European Counsel, hereunto set his hand this 11th day of July, 2003.



                                              By: /s/ John Davidson
                                                  ----------------------------
                                                  John Davidson
                                                  European General Counsel
                                                  Crown Holdings, Inc.

                                                                         Annex A

                                                           [English translation]

                         CROWN CORK COMPANY BELGIUM N.V.
                      Merksemsteenweg 148 - Belcrownlaan 2
                             2100 DEURNE - ANTWERPEN
                 1.1. Commercial Registry of Antwerp no 269.648

                         VAT Registration No 402.056.882

                       UNANIMOUS RESOLUTIONS OF THE BOARD
                                  OF DIRECTORS
                             ADOPTED ON JULY 1, 2003

         Acting pursuant to Article 21 of the By-Laws of the Company and given the urgency of the matter, the Board of Directors of the Company has adopted the following resolution by unanimous consent on July 1, 2003 :

                   The Board hereby confirms the authority of Mr. Xavier Blanpain, in his capacity of Director and Chief Executive Officer of the Company, and of Mr. Jan Adriaenssen, in his capacity of Director, Chief Financial Officer and Comptroller of the Company, to execute a power of attorney pursuant to which each of them appoints William T. Gallagher, John
    W. Conway and Allan W. Rutherford as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute and/or file with the Securities and Exchange Commission any and all pre- or post-effective amendments to such Registration Statement(s) with all exhibits thereto, and other documents with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done.

An English translation of the present Resolution is attached hereto as Attachment, it being understood that only the Dutch text has any authority.

IN WITNESS WHEREOF each of the Directors of the Company has executed the present statement of Unanimous Resolution as of the 1st day of July 2003

/s/ A.W. Rutherford           /s/ W.R. Apted             /s/ X. Blanpain
-------------------------     ---------------------      --------------------
Mr. A.W. Rutherford           Mr. W.R. Apted             Mr. X. Blanpain

/s/ H. Lomax                  /s/ J. Adriaenssen
-------------------------     ---------------------
Mr. H. Lomax                  Mr. J. Adriaenssen

Crown Obrist AG

Reinach / BL

Circular Board Resolution

The undersigned, being all members of the Board of Directors of Crown Obrist AG (the Company), herewith unanimously adopt the following resolution:

The Company herewith appoints:

-   Ernst Hotan
-   Gallus Rohrer
-   Valerie Veziant
-   Richard Jauslin
-   William T. Gallagher

In their capacity as officers of the Company as its true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for it and in its name, place and stead, in any and all capacities, to do and perform any of the acts and things to be done and performed by the Company in connection with the filing of a registration statement on form S-4 in a form attached hereto, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Reinach 23 June 03

________________________________
Ort, Datum


       /s/ Ernst Hotan                      /s/ Richard Jauslin
--------------------------------     ------------------------------
Ernst Hotan, Chairman                Richard Jauslin, Member

Crown Cork AG

Reinach / BL

Circular Board Resolution

The undersigned, being all members of the Board of Directors of Crown Cork AG (the Company), herewith unanimously adopt the following resolution:

The Company herewith appoints:

-   Richard Jauslin
-   Monika Schraner
-   Valerie Veziant
-   William T. Gallagher

In their capacity as officers of the Company as its true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for it and in its name, place and stead, in any and all capacities, to do and perform any of the acts and things to be done and performed by the Company in connection with the filing of a registration statement on form S-4 in a form attached hereto, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Reinach 23 June 03

________________________________
Ort, Datum


      /s/ Richard Jauslin                  /s/ Peter Geiger
--------------------------------     --------------------------------
Richard Jauslin, Chairman            Peter Geiger, Member

BMW-Vogel AG

Reinach / BL

Circular Board Resolution

The undersigned, being all members of the Board of Directors of BMW-Vogel AG (the Company), herewith unanimously adopt the following resolution:

The Company herewith appoints:

-   Nick Mullen
-   Raymond Clerc
-   Ernst Hotan
-   Klaus Dannenberger
-   William T. Gallagher

In their capacity as officers of the Company as its true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for it and in its name, place and stead, in any and all capacities, to do and perform any of the acts and things to be done and performed by the Company in connection with the filing of a registration statement on form S-4 in a form attached hereto, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Aesch 25.06.03

_____________________________
Ort, Datum


      /s/ Nicholas Mullen                  /s/ Klaus Dannenberger
------------------------------       ----------------------------------
Nicholas Mullen, Chairman            Klaus Dannenberger, Member


       /s/ Ernst Hotan
------------------------------
Ernst Hotan, Member

                                  BOARD MINUTES

                CasrnaudMetalbox Engineering PLC (the "Company")

MINUTES of a meeting of the board of directors of the Company duly convened and held at Dockfield Road, Shipley, West Yorkshire, BD17 7AY, on 10 June 2003 at 10 a.m.

PRESENT: F.W. Jowitt         (In the Chair)
         J.Fox-Mills

1. IT WAS RESOLVED that F.W. Jowitt be appointed as Chairman for the purposes of the Meeting. The Chairman noted that a quorum of the Board of Directors was present and that the meeting was duly convened.

2.   THE CHAIRMAN REPORTED that it was proposed that F.Jowitt, Keith Herron, and
     P. Leeming, in their capacity as Officers of the Company be authorised to execute a power of attorney, and that pursuant to such power of attorney, William T. Gallagher, John W. Conway and Alan W. Rutherford be appointed as an attorney (the Attorney) for the Company (the Principal) to do and perform any of the acts and things to be done and performed by the Principal in connection with the filing of a Registration Statement on Form S-4 in a form attached hereto.

3. The Directors then carefully considered the Power of Attorney produced to the meeting and the attention of the directors was specifically drawn to the following:

3.1 that the Principal will agree to ratify whatever the Attorney shall lawfully do or cause to be done pursuant to the powers granted by the appointment as Attorney and to indemnify and keep indemnified the Attorney against all losses, liabilities, damages, costs, claims or expenses which the Attorney may suffer as a result thereof; and

3.2 that the Power of Attorney will be irrevocable for a period of 6 months from the date of the Power of Attorney.

4. After due and careful consideration and discussion IT WAS UNANIMOUSLY RESOLVED that the Company execute and deliver the Power of Attorney.

5.   There being no further business, the Chairman declared the meeting closed.


     /s/ F.W. Jowitt
------------------------------
Chairman

                                  BOARD MINUTES

                  Specialty Packaging (UK) PLC (the "Company")

MINUTES of a meeting of the board of directors of the Company duly convened and held at Rock Valley, Mansfield, Notts, NG18 2EZ, on 10 June 2003 at 10 a.m.

PRESENT: Nick Mullen           (In the Chair)
         John Parker

1. IT WAS RESOLVED that Nick Mullen be appointed as Chairman for the purposes of the Meeting. The Chairman noted that a quorum of the Board of Directors was present and that the meeting was duly convened.

2. THE CHAIRMAN REPORTED that it was proposed that Nick Mullen, Keith Herron and John Parker, in their capacity as Officers of the Company be authorised to execute a power of attorney, and that pursuant to such power of attorney, William T. Gallagher, John W. Conway and Alan W. Rutherford be appointed as an attorney (the Attorney) for the Company (the Principal) to do and perform any of the acts and things to be done and performed by the Principal in connection with the filing of a Registration Statement on Form S-4 in a form attached hereto.

3. The Directors then carefully considered the Power of Attorney produced to the meeting and the attention of the directors was specifically drawn to the following:

3.1 that the Principal will agree to ratify whatever the Attorney shall lawfully do or cause to be done pursuant to the powers granted by the appointment as Attorney and to indemnify and keep indemnified the Attorney against all losses, liabilities, damages, costs, claims or expenses which the Attorney may suffer as a result thereof; and

3.2 that the Power of Attorney will be irrevocable for a period of 6 months from the date of the Power of Attorney.

4. After due and careful consideration and discussion IT WAS UNANIMOUSLY RESOLVED that the Company execute and deliver the Power of Attorney.

5.   There being no further business, the Chairman declared the meeting closed.


/s/ Nick Mullen
--------------------------
Chairman

                                  BOARD MINUTES

                    Crown UK Holdings Limited (the "Company")

MINUTES of a meeting of the board of directors of the Company duly convened and held at Downsview Road, Wantage, Oxon, OX12 9BP, on 9 June 2003 at 4 p.m.

PRESENT:             John Davidson              (In the Chair)
                     John Conway                (In attendance by telephone)

1. IT WAS RESOLVED that John Davidson be appointed as Chairman for the purposes of the Meeting. The Chairman noted that a quorum of the Board of Directors was present and that the meeting was duly convened.

2. THE CHAIRMAN REPORTED that it was proposed that Keith Herron in his capacity as Officer of the Company be authorised to execute a power of attorney, and that pursuant to such power of attorney, William T. Gallagher, John W. Conway and Alan W. Rutherford be appointed as an attorney (the Attorney) for the Company (the Principal) to do and perform any of the acts and things to be done and performed by the Principal in connection with the filing of a Registration Statement on Form S-4 in a form attached hereto.

3. The Directors then carefully considered the Power of Attorney produced to the meeting and the attention of the directors was specifically drawn to the following:

3.1. that the Principal will agree to ratify whatever the Attorney shall lawfully do or cause to be done pursuant to the powers granted by the appointment as Attorney and to indemnify and keep indemnified the Attorney against all losses, liabilities, damages, costs, claims or expenses which the Attorney may suffer as a result thereof; and

3.2. that the Power of Attorney will be irrevocable for a period of 6 months from the date of the Power of Attorney.

4. After due and careful consideration and discussion IT WAS UNANIMOUSLY RESOLVED that the Company execute and deliver the Power of Attorney.

5.    There being no further business, the Chairman declared the meeting closed.

/s/ John Davidson
--------------------

Chairman

                                  BOARD MINUTES

                       CarnaudMetalbox PLC (the "Company")

MINUTES of a meeting of the board of directors of the Company duly convened and held at Downsview Road, Wantage, Oxon, OX12 9BP, on 9 June 2003 at 3 p.m.

PRESENT:             John Davidson            (In the Chair)
                     Howard Lomax

1. IT WAS RESOLVED that John Davidson be appointed as Chairman for the purposes of the Meeting. The Chairman noted that a quorum of the Board of Directors was present and that the meeting was duly convened.

2. THE CHAIRMAN REPORTED that it was proposed that John Davidson, Keith Herron and Howard Lomax, in their capacity as Officers of the Company be authorised to execute a power of attorney, and that pursuant to such power of attorney, William T. Gallagher, John W. Conway and Alan W. Rutherford be appointed as an attorney (the Attorney) for the Company (the Principal) to do and perform any of the acts and things to be done and performed by the Principal in connection with the filing of a Registration Statement on Form S-4 in a form attached hereto.

3. The Directors then carefully considered the Power of Attorney produced to the meeting and the attention of the directors was specifically drawn to the following:

3.1. that the Principal will agree to ratify whatever the Attorney shall lawfully do or cause to be done pursuant to the powers granted by the appointment as Attorney and to indemnify and keep indemnified the Attorney against all losses, liabilities, damages, costs, claims or expenses which the Attorney may suffer as a result thereof; and

3.2. that the Power of Attorney will be irrevocable for a period of 6 months from the date of the Power of Attorney.

4. After due and careful consideration and discussion IT WAS UNANIMOUSLY RESOLVED that the Company execute and deliver the Power of Attorney.

5.    There being no further business, the Chairman declared the meeting closed.

/s/ John Davidson
--------------------

Chairman

                                  BOARD MINUTES

                CarnaudMetalbox Group UK Limited (the "Company")

MINUTES of a meeting of the board of directors of the Company duly convened and held at Downsview Road, Wantage, Oxon, OX12 9BP, on 9 June 2003 at 2 p.m.

PRESENT:            John Davidson           (In the Chair)
                    Peter Collier

1. IT WAS RESOLVED that John Davidson be appointed as Chairman for the purposes of the Meeting. The Chairman noted that a quorum of the Board of Directors was present and that the meeting was duly convened.

2. THE CHAIRMAN REPORTED that it was proposed that Keith Herron and John Conway, in their capacity as Officers of the Company be authorised to execute a power of attorney, and that pursuant to such power of attorney, William T. Gallagher, John W. Conway and Alan W. Rutherford be appointed as an attorney (the Attorney) for the Company (the Principal) to do and perform any of the acts and things to be done and performed by the Principal in connection with the filing of a Registration Statement on Form S-4 in a form attached hereto.

3. The Directors then carefully considered the Power of Attorney produced to the meeting and the attention of the directors was specifically drawn to the following:

3.1. that the Principal will agree to ratify whatever the Attorney shall lawfully do or cause to be done pursuant to the powers granted by the appointment as Attorney and to indemnify and keep indemnified the Attorney against all losses, liabilities, damages, costs, claims or expenses which the Attorney may suffer as a result thereof; and

3.2. that the Power of Attorney will be irrevocable for a period of 6 months from the date of the Power of Attorney.

4. After due and careful consideration and discussion IT WAS UNANIMOUSLY RESOLVED that the Company execute and deliver the Power of Attorney.

5.    There being no further business, the Chairman declared the meeting closed.

/s/ John Davidson
--------------------

Chairman

                                  BOARD MINUTES

                 United Closures & Plastics PLC (the "Company")

MINUTES of a meeting of the board of directors of the Company duly convened and held at 1 Steuart Road, Bridge of Allan, Stirling, FK9 4JG on 10 June 2003 at 10 a.m.

PRESENT:           Chris Harrison           (In the Chair)
                   F. Steve Edwards

1. IT WAS RESOLVED that Chris Harrison be appointed as Chairman for the purposes of the Meeting. The Chairman noted that a quorum of the Board of Directors was present and that the meeting was duly convened.

2. THE CHAIRMAN REPORTED that it was proposed that F. Steve Edwards, Keith Herron and Chris Harrison, in their capacity as Officers of the Company be authorised to execute a power of attorney, and that pursuant to such power of attorney, William T. Gallagher, John W. Conway and Alan W. Rutherford be appointed as an attorney (the Attorney) for the Company (the Principal) to do and perform any of the acts and things to be done and performed by the Principal in connection with the filing of a Registration Statement on Form S-4 in a form attached hereto.

3. The Directors then carefully considered the Power of Attorney produced to the meeting and the attention of the directors was specifically drawn to the following:

3.1. that the Principal will agree to ratify whatever the Attorney shall lawfully do or cause to be done pursuant to the powers granted by the appointment as Attorney and to indemnify and keep indemnified the Attorney against all losses, liabilities, damages, costs, claims or expenses which the Attorney may suffer as a result thereof; and

3.2. that the Power of Attorney will be irrevocable for a period of 6 months from the date of the Power of Attorney.

4. After due and careful consideration and discussion IT WAS UNANIMOUSLY RESOLVED that the Company execute and deliver the Power of Attorney.

5.    There being no further business, the Chairman declared the meeting closed.

/s/ Chris Harrison
---------------------

Chairman

                                  BOARD MINUTES

                   Massmould Holdings Limited (the "Company")

MINUTES of a meeting of the board of directors of the Company duly convened and held at Maulden Road, Flitwick, Beds, MK45 5BZ, on 10 June 2003 at 10 a.m.

PRESENT:         Geoffrey Vaughan        (In the Chair)
                 Neil Webb

1. IT WAS RESOLVED that Geoffrey Vaughan be appointed as Chairman for the purposes of the Meeting. The Chairman noted that a quorum of the Board of Directors was present and that the meeting was duly convened.

2. THE CHAIRMAN REPORTED that it was proposed that Geoffrey Vaughn, Keith Herron and Neil Webb, in their capacity as Officers of the Company be authorised to execute a power of attorney, and that pursuant to such power of attorney, William T. Gallagher, John W. Conway and Alan W. Rutherford be appointed as an attorney (the Attorney) for the Company (the Principal) to do and perform any of the acts and things to be done and performed by the Principal in connection with the filing of a Registration Statement on Form S-4 in a form attached hereto.

3. The Directors then carefully considered the Power of Attorney produced to the meeting and the attention of the directors was specifically drawn to the following:

3.1. that the Principal will agree to ratify whatever the Attorney shall lawfully do or cause to be done pursuant to the powers granted by the appointment as Attorney and to indemnify and keep indemnified the Attorney against all losses, liabilities, damages, costs, claims or expenses which the Attorney may suffer as a result thereof; and

3.2. that the Power of Attorney will be irrevocable for a period of 6 months from the date of the Power of Attorney.

4. After due and careful consideration and discussion IT WAS UNANIMOUSLY RESOLVED that the Company execute and deliver the Power of Attorney.

5.    There being no further business, the Chairman declared the meeting closed.

/s/ Geoffrey Vaughan
-----------------------

Chairman

                                  BOARD MINUTES

                 The Crown Cork Company Limited (the "Company")

MINUTES of a meeting of the board of directors of the Company duly convened and held at Oddicroft Lane, Sutton-in-Ashfield, Nottinghamshire, NG17 5FS, on 10 June 2003 at 10 a.m.

PRESENT:          David Pollen          (In the Chair)
                  Judith White

1. IT WAS RESOLVED that David Pollen be appointed as Chairman for the purposes of the Meeting. The Chairman noted that a quorum of the Board of Directors was present and that the meeting was duly convened.

2. THE CHAIRMAN REPORTED that it was proposed that Keith Herron, David Pollen, and Judith White, in their capacity as Officers of the Company be authorised to execute a power of attorney, and that pursuant to such power of attorney, William T. Gallagher, John W. Conway and Alan W. Rutherford be appointed as an attorney (the Attorney) for the Company (the Principal) to do and perform any of the acts and things to be done and performed by the Principal in connection with the filing of a Registration Statement on Form S-4 in a form attached hereto.

3. The Directors then carefully considered the Power of Attorney produced to the meeting and the attention of the directors was specifically drawn to the following:

3.1. that the Principal will agree to ratify whatever the Attorney shall lawfully do or cause to be done pursuant to the powers granted by the appointment as Attorney and to indemnify and keep indemnified the Attorney against all losses, liabilities, damages, costs, claims or expenses which the Attorney may suffer as a result thereof; and

3.2. that the Power of Attorney will be irrevocable for a period of 6 months from the date of the Power of Attorney.

4. After due and careful consideration and discussion IT WAS UNANIMOUSLY RESOLVED that the Company execute and deliver the Power of Attorney.

5.    There being no further business, the Chairman declared the meeting closed.

/s/ David Pollen
-------------------

Chairman

                                  BOARD MINUTES

                CarnaudMetalbox Overseas Limited (the "Company")

MINUTES of a meeting of the board of directors of the Company duly convened and held at Oddicroft Lane, Sutton-in-Ashfield, Nottinghamshire, NG17 5FS on 10 June 2003 at 11 a.m.

PRESENT:            David Pollen             (In the Chair)
                    Ralph Lambert            (In attendance by telephone)

1. IT WAS RESOLVED that David Pollen be appointed as Chairman for the purposes of the Meeting. The Chairman noted that a quorum of the Board of Directors was present and that the meeting was duly convened.

2. THE CHAIRMAN REPORTED that it was proposed that Keith Herron, David Pollen, and Ralph Lambert, in their capacity as Officers of the Company be authorised to execute a power of attorney, and that pursuant to such power of attorney, William T. Gallagher, John W. Conway and Alan W. Rutherford be appointed as an attorney (the Attorney) for the Company (the Principal) to do and perform any of the acts and things to be done and performed by the Principal in connection with the filing of a Registration Statement on Form S-4 in a form attached hereto.

3. The Directors then carefully considered the Power of Attorney produced to the meeting and the attention of the directors was specifically drawn to the following:

3.1. that the Principal will agree to ratify whatever the Attorney shall lawfully do or cause to be done pursuant to the powers granted by the appointment as Attorney and to indemnify and keep indemnified the Attorney against all losses, liabilities, damages, costs, claims or expenses which the Attorney may suffer as a result thereof; and

3.2. that the Power of Attorney will be irrevocable for a period of 6 months from the date of the Power of Attorney.

4. After due and careful consideration and discussion IT WAS UNANIMOUSLY RESOLVED that the Company execute and deliver the Power of Attorney.

5.    There being no further business, the Chairman declared the meeting closed.

/s/ David Pollen
-------------------

Chairman

                                                                         Annex B

                                  The Companies

Belgium
Crown Cork Company Belgium NV

Germany
CarnaudMetalbox Deutschland GmbH
Crown Bender GmbH
Zuchner Verpackungen GmbH
Zuchner Verschlusse GmbH
Zuchner & Gruss Metallverpackungen GmbH
CarnaudMetalbox Nahrungsmitteldosen
Zeller Plastik GmbH
Raku Rastatt GmbH
Zeller Engineering GmbH
Crown Cork & Seal Deutschland Holdings GmbH

Switzerland
Crown Cork AG
Crown Obrist AG
BMW Vogel

United Kingdom
Crown UK Holdings Limited
Crown Cork Company Limited
CarnaudMetalbox Overseas Limited
Crown Cork & Seal Finance PLC
CarnaudMetalbox PLC
United Closures and Plastics PLC
CarnaudMetalbox Engineering PLC
Massmould Holdings Limited
Speciality Packaging (UK) PLC
CarnaudMetalbox Group UK Limited